UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 27, 2008

Dycom Industries, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Florida	001-10613	591277135
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

11770 US Highway 1, Suite 101, Palm Beach Gardens, Florida		33408
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	561-627-7171

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Dycom Industries, Inc. announced today that H. Andrew DeFerrari will become Chief Financial Officer of the Company effective April 4, 2008. Mr. DeFerrari will replace Richard L. Dunn who is leaving the Company to pursue other interests. Mr. Dunn will continue to provide service to the Company on a consulting basis. Mr. DeFerrari, 39, has been Vice President and Chief Accounting Officer of the Company since November 2005 and was the Company’s Controller from July 2004 through November 2005. Prior to joining Dycom, Mr. DeFerrari was a senior audit manager with Ernst & Young LLP from May 2002 through July 2004.

On March 27, 2008, the Company issued a press release regarding the appointment of Mr. DeFerrari, a copy of which is attached hereto as Exhibit 99.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dycom Industries, Inc.

March 27, 2008	By:	/s/ Richard B. Vilsoet

Name: Richard B. Vilsoet
Title: Vice President, General Counsel

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Exhibit Index

Exhibit No.	Description

99.1	Press release of Dycom Industries, Inc. issued on March 27, 2008.